Filed electronically with the Securities and Exchange Commission on
                                December 3, 1998
                                                               File No. 33-12938
                                                               File No. 811-5076

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /   /

                           Pre-Effective Amendment No.                   /   /
                         Post-Effective Amendment No. 12                 / X /
                                                      --
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                  /   /

         Amendment No. 13                                                / X /
                       --


                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, Illinois
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000

                 Philip J. Collora, Vice President and Secretary
                        Scudder Kemper Investments, Inc.
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                             -----------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/   /     Immediately upon filing pursuant to paragraph (b)
/   /     60 days after filing pursuant to paragraph (a)(1)
/   /     75 days after filing pursuant to paragraph (a)(2)
/   /     On __________________ pursuant to paragraph (b)
/ X /     On February 1, 1999 pursuant to paragraph (a)(1)
/   /     On __________________ pursuant to paragraph (a)(2) of Rule 485.

          If appropriate, check the following box:
/   /     This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                              CROSS-REFERENCE SHEET

                           Items Required By Form N-1A
                           ---------------------------

PART A
------

  Item No.     Item Caption                          Prospectus Caption
  --------     ------------                          ------------------

     1.        Front and Back Cover Pages            Cover Page and Back Cover Page

     2.        Risk / Return Summary:                About the Fund
               Investments, Risks and                Expense Information
               Performance                           Past Performance
                                                     Investment Objective and Principal Strategies
                                                     Principal Risk Factors of the Fund

     3.        Risk/Return Summary: Fee              Expense Information
               Table

     4.        Investment Objectives,                Investment Objective and Principal Strategies
               Principal Investment                  Principal Risk Factors of the Fund; Principal Strategies and
               Strategies and Related Risks          Investments; Related Risks

     5.        Management's Discussion of            Not Applicable
               Fund Performance

     6.        Management, Organization and          Investment Manager
               Capital Structure                     Portfolio Management

     7.        Shareholder Information               Transaction Information
                                                     Share Price

     8.        Distribution Arrangements             Distribution and Taxes
                                                     Transaction Information

     9.        Financial Highlights                  Financial Highlights
               Information



                            Cross Reference - Page 1



                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                              CROSS-REFERENCE SHEET

                                   (continued)

                           Items Required By Form N-1A
                           ---------------------------

PART B
------

  Item No.     Item Caption                    Caption in Statement of Additional Information
  --------     ------------                    ----------------------------------------------

     10.       Cover Page and Table            Cover Page
               of Contents                     Table of Contents

     11.       Fund History                    Investment Manager and Underwriter

     12.       Description of the              Investment Policies and Techniques
               Fund and its                    Additional Investment Information
               Investments and Risks           Investment Restrictions


     13.       Management of the Fund          Officers and Trustees
                                               Investment Manager and Underwriter

     14.       Control Persons and             Officers and Trustees
               Principal Holders of            Investment Manager and Underwriter
               Securities

     15.       Investment Advisory             Officers and Trustees
               and Other Services              Investment Manager and Underwriter

     16.       Brokerage Allocation            Portfolio transactions
               and Other Practices             Brokerage Commissions

     17.       Capital Stock and               Investment Policies and Techniques
               Other Securities

     18.       Purchase, Redemption            Purchase, Repurchase and Redemption of Shares
               and Pricing of Shares           Net Asset Value

     19.       Taxation of the Fund            Dividends and Taxes

     20.       Underwriters                    Investment Manager and Underwriter

     21.       Calculation of                  Performance
               Performance Data

     22.       Financial Statements            Financial Statements


                            Cross Reference - Page 2

                                                                       LONG TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT TERM
                                                                           WORLD


                  February 1, 1999
Prospectus

Mutual funds:
o    are not FDIC-insured
o    have no bank guarantees
o    may lose value

                                         Tax-Exempt California Money Market Fund


                        The Securities and Exchange Commission does not make any
                  judgements as to whether any mutual fund is a good investment.
                           Nor does it judge the accuracy or completeness of any mutual fund prospectus It is a federal offense to suggest otherwise..

CONTENTS


ABOUT THE FUND.................................................................3
Investment objective and principal strategies..................................3
Principal risk factors of the fund.............................................3
Past performance...............................................................4
Expense information............................................................5
Principal strategies and investments...........................................6
Related risks..................................................................8
     Investment Manager.......................................................10
ABOUT YOUR INVESTMENT.........................................................11
     Buying shares............................................................11
     Selling and exchanging shares............................................12
     Distributions and taxes..................................................13
     Transaction information..................................................14

ABOUT THE FUND

Investment objective and principal strategies

The objective of the fund is maximum current income that is exempt from federal and State of California income taxes to the extent consistent with stability of capital. The fund's investment objective and policies may be changed without a vote of shareholders.

The fund pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality California municipal securities.

The investment manager actively manages the fund's portfolio:

o     with respect to the short-term interest rate outlook
o     by selecting securities for superior price or income performance

Principal risk factors of the fund

Money market funds are not insured or guaranteed by the FDIC or any other government agency. Although the fund strives to maintain a $1 share price, it is conceivable that you could lose money invested in the fund.

Because of their short maturities, liquidity and high quality, money market instruments, such as those in which the fund invests, are generally considered to be among the safest available.

Credit enhancement. From time to time, a significant portion of the fund's securities is supported by credit and liquidity enhancements from third party banks and other financial institutions, and as a result, changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

Concentration and single state investing. The fund may invest up to 25% of its total assets in debt obligations of a single issuer or of issuers in a single industry, and may invest without limitation in municipal securities the income on which may be derived from projects of a single type. This means the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one issuer. In addition, because the fund focuses its investments in the municipal securities of one state, adverse economic, political or regulatory occurrences in that state will have a greater impact on investment returns than would be the case for a money market fund investing nationally.

Portfolio strategy. The portfolio management team's skill in choosing appropriate investments for the fund will determine in large part the fund's ability to achieve its investment objective.

Past performance

The chart and table that follow illustrate the changes in the fund's performance from year to year, as well as performance over time. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31

--------------------------------------------------------------------------------
                                    BAR CHART


--------------------------------------------------------------------------------

Since it's inception on _______________, the fund's greatest quarterly gain was ______ % (cite calendar quarter), and the fund's greatest quarterly loss was
_______% (cite calendar quarter).

Average Annual Total Returns

                            Tax Exempt California           ____Index
                              Money Market Fund
  For periods ended
  December 31, 1998
  One Year                         __.__%                    __.__%
  Five Years                       __.__%                    __.__%
  Ten Years                        __.__%                    __.__%

The _____ Index is a widely recognized unmanaged measure of ___________. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

Expense information

The following information is designed to help you understand the costs of investing in the fund.

================================================================================
Shareholder fees: Fees charged directly to your account in the fund for various transactions.
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)                None
--------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                                None
--------------------------------------------------------------------------------
Redemption Fee                                                              None
--------------------------------------------------------------------------------
Exchange Fee                                                                None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a % of redemption proceeds)               None
================================================================================

================================================================================
Annual fund operating expenses: Paid by the fund before it distributes its net investment income. These are expressed as a % of average daily net assets, for the year ended ___________.
--------------------------------------------------------------------------------
Investment management fee
--------------------------------------------------------------------------------
Distribution (12b-1) fees
--------------------------------------------------------------------------------
Other expenses
--------------------------------------------------------------------------------
Total fund operating expenses
================================================================================

Example

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remain the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

==============================================
1 Year
----------------------------------------------
3 Years
----------------------------------------------
5 Years
----------------------------------------------
10 Years
==============================================

Principal strategies and investments

The fund invests at least 65% of its assets in tax-exempt obligations of the State of California and its political subdivisions. Under normal market conditions, the fund invests between 80 - 100% of its assets in tax-exempt debt obligations issued by or on behalf of the State of California and other states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These are generally referred to as municipal securities.

The fund will invest only in municipal securities that at the time of purchase meet one of the following criteria:

o rated within the two highest ratings of municipal securities by a nationally recognized statistical rating service;

o guaranteed or insured by the U.S. Government as to the payment of principal and interest;

o     fully collateralized by an escrow of U.S. Government securities;

o have at the time of purchase Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher;

o if unrated, longer term municipal securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or

o determined by the investment manager to be at least equal in quality to one or more of the above ratings.

In addition, the fund limits its investment to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940.

Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include:

o     the refunding of outstanding obligations

o     obtaining funds for general operating expenses

o the obtaining of funds to loan to other public institutions and facilities.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

Individual municipal securities may lose value for many reasons, including:

o     a downgrade in credit rating

o in the case of bonds issued to finance projects, an adverse change in the real or perceived value of the project

o     an early call by the issuer

o     loss of tax free status

The fund may invest in securities having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuations in values of the instruments. The interest rate on these variable rate notes ordinarily is determined by reference to or is a percentage of a bank's prime rate, the 90 day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, or some similar objective standard. Generally, the changes in the interest rate on variable rate notes reduce the fluctuation in the market value of such notes. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. The fund currently intends to invest a substantial portion of its assets in variable rate notes and variable rate loan participations. Variable rate demand notes have a demand feature which entitles the purchaser to resell the securities at par value. The rate of return on variable rate demand notes also varies according to some objective standard, such as an index of short-term tax-exempt rates. Variable rate instruments with a demand feature enable the fund to purchase instruments with a stated maturity in excess of one year. The fund determines the maturity of variable rate instruments in accordance with Rule 2a-7, which allows the fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The fund's portfolio is actively managed with respect to the investment manager's assessment of the outlook for interest rates. Individual securities are purchased and sold based on the investment manager's determinations of geographic and sector strength and relative value.

While not a principal strategy, the fund may also invest in:

o     reverse repurchase agreements

o     taxable investments

o     certificates of participation

o     securities issued on a when-issued or delayed delivery basis

o     bonds subject to both the individual and corporate alternative minimum tax

In addition, the fund may utilize financial futures contracts and options, and may hold cash and other temporary investments such as repurchase agreements.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Related risks

Investors should be aware that certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the State, could result in certain adverse consequences for owners of California municipal securities. For instance, amendments in recent years to the California Constitution and statutes that limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California municipal securities to maintain debt service on their obligations. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Some of the significant financial considerations relating to the fund's investments in California municipal securities are summarized in the Statement of Additional Information.

Financial highlights

The tables below are intended to help you understand the fund's financial performance for the past several years. The total return figures show what an investor in the fund would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the fund's financial statements, is included in the annual report, which is available upon request (see back cover).

To Be Updated

Investment Manager

The fund retains the investment management firm of Scudder Kemper Investments, Inc., Two International Place, Boston, MA, to manage its daily investment and business affairs subject to the policies established by the fund's Board. Scudder Kemper Investments, Inc. actively manages the fund's investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide. It is one of the ten largest mutual fund companies in the U.S., managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Scudder Kemper Investments is paid a monthly investment management fee on a graduated basis of 1/12 of the following annual fee: 0.22% of the first $500 million of average daily net assets, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of average daily net assets over $3 billion.

Portfolio management

The fund is managed by a team of investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the investment manager's large staff of economists, research analysts, traders and other investment specialists who work in the investment manager's offices across the United States and abroad. The investment manager believes its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

The following investment professionals are associated with the fund as indicated:

 Name & Title         Joined the Fund      Background
--------------------------------------------------------------------------------
Frank J. Rachwalski                       Joined Scudder Kemper Investments in
                                          1973. He began his investment career
                                          in ___.

Jerri I. Cohen                            Joined Scudder Kemper Investments in
                                          1981. She began her investment career
                                          in ___.

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which it relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations. The investment manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the fund or on global markets or economies generally.

ABOUT YOUR INVESTMENT

Buying shares

Fund shares are sold at their net asset value next determined after an order and payment are received in the form described under "Purchase of Shares." The net asset value of a Fund share is calculated by dividing the total assets of the Fund less its liabilities by the total number of shares outstanding. The net asset value per share of the Fund is determined on each day the New York Stock Exchange is open for trading, at 11:00 a.m., 3:00 p.m. and 8:00 p.m. Chicago time, and on each other day on which there is a sufficient degree of trading in the Fund's investments that its net asset value might be affected, except that the net asset value will not be computed on a day on which no orders to purchase shares were received and no shares were tendered for redemption. Orders received by dealers or other financial services firms prior to the 8:00 p.m. determination of net asset value for the Fund and received by Kemper Distributors, Inc. ("KDI"), the primary administrator, distributor and principal underwriter for the Funds, prior to the close of its business day can be confirmed at the 8:00 p.m. determination of net asset value for that day. Such transactions are settled by payment of Federal Funds in accordance with procedures established by KDI. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund's net asset value may also be processed on a confirmed basis in accordance with procedures established by KDI. The Fund seeks to maintain a net asset value of $1.00 per share.

If payment is wired in Federal Funds, the payment should be directed to State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, the sub-custodian for the fund. If payment is to be wired, call the firm from which you received this prospectus for proper instructions.

Selling and exchanging shares

Upon receipt by the Shareholder Service Agent of a request in the form described below, shares will be redeemed by the fund at the next determined net asset value. If processed at 3:00 p.m. or 8:00 p.m. Chicago time, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the fund will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

General

Shareholders should contact the firm through which shares were purchased for redemption instructions. Any shareholder may require the fund to redeem his or her shares. When shares are held for the account of a shareholder by the fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557.

Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Share certificates

Share certificates are issued only on request to the fund and may not be available for certain types of accounts. To redeem shares issued in certificated form, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption.

Repurchases (confirmed redemptions)

A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to Kemper Distributors, which the fund has authorized to act as its agent. There is no charge by Kemper Distributors with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Distributions and taxes

Dividends and capital gains distributions

The fund declares daily dividends from net investment income. Net investment income consists of all interest income earned on portfolio assets less all fund expenses. Income dividends are distributed monthly and dividends of net realized capital gains are distributed annually.

Reinvest Dividends at net asset value into additional shares of the fund. Dividends are normally reinvested on the 15th day of each month if a business day, otherwise on the next business day. Dividends will be reinvested unless the shareholder elects to receive them in cash.

Receive Dividends in Cash if so requested. Checks will be mailed monthly to the shareholder or any person designated by the shareholder. The fund will reinvest dividend checks (and future dividends) in shares of the fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the fund unless you request that such policy not be applied to your account.

Taxes

Generally, income dividends which represent interest received from municipal securities are not taxable to shareholders. Dividends representing taxable net investment income, if any, and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have owned shares. Net interest from portfolio holdings in "private activity bonds" may be subject to taxes. The tax exemption of fund dividends for federal and California state income tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. Shareholders are advised to consult their own tax advisers as to the status of their accounts under state and local tax laws. The fund may not be an appropriate investment for qualified retirement plans and Individual Retirement Accounts.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable as if paid on December 31 of the calendar year in which they were declared.

The exchange of fund shares will be treated as a sale, and any gain on fund shares when sold may be subject to federal income tax.

A capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the shareholder. The fund sends you detailed tax information about the amount and type of distributions by January 31 of the following year.

Transaction information

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the fund on each day the NYSE is open for trading, at 11:00 a.m., 3:00 p.m. and 8:00 p.m. Chicago time, and on each other day on which there is a sufficient degree of trading in the fund's investments that its net asset value might be affected, except that the net asset value will not be computed on a day on which no orders to purchase shares were received and no shares were tendered for redemption.

The fund seeks to maintain a net asset value of $1.00 per share and values its portfolio instruments at amortized cost. Calculations are made to compare the value of the fund's investments, valued at amortized cost, with market-based values. In order to value its investments at amortized cost, the fund purchases only securities with a maturity of 397 days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the fund limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

The net asset value per share is the value of one share and is determined by dividing the value of the fund's net assets by the number of shares outstanding.

Processing time

All requests to buy and sell shares that are received in good order by the fund's transfer agent by the close of regular trading on the NYSE are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the fund's transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Signature guarantees

A signature guarantee is required when you sell more than $100,000 worth of shares. You can obtain one from most brokerage houses and financial institutions, although not from a notary public. The fund will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The fund and its transfer agent each reserves the right to reject purchases of fund shares (including exchanges) for any reason including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in the fund's share price.

 The fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, the fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.

Minimum balances

The minimum initial investment is $1,000 and the minimum subsequent investment is $100. Under an automatic investment plan, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. Firms offering fund shares may set higher minimums for accounts they service and may change such minimums at their discretion.

Because of the high cost of maintaining small accounts, the fund reserves the right to redeem an account that falls below the minimum investment level, currently $1,000. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the fund redeems the shareholder account.

Third party transactions

If you buy and sell shares of the fund through a member of the National Association of Securities Dealers, Inc. (other than Kemper Distributors), that member may charge a fee for that service. This prospectus should be read in connection with such firms' material regarding their fees and services.

Rule 12b-1 plan

The fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the fund that are used by the transfer agent to pay for distribution and services. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

Additional information about the fund may be found in the Statement of Additional Information, the Shareholder Service Guide and in shareholder reports. The Statement of Additional Information contains more detailed information on fund investments and operations. The Shareholder Service Guide contains more detailed information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the fund's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

==========================================================================
By Phone:                            In Person:
--------------------------------------------------------------------------
Call Kemper at:                      Public Reference Room
1-800-621-1048                       Securities and Exchange Commission,
                                     Washington, D.C.
                                     (Call 1-800-SEC-0330
                                     for more information).
--------------------------------------------------------------------------
By Mail:                             By Internet:
--------------------------------------------------------------------------
Kemper Distributors, Inc.            http://www.sec.gov
222 South Riverside Plaza            http://www.kemper.com
Chicago, IL  60606-5808

or

Public Reference Section,
Securities and Exchange Commission,
Washington, D.C. 20549-6009
(a duplication fee is charged)
==========================================================================

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

     Investment Company Act file numbers:
      Tax-Exempt California Money Market Fund  811-5706

Printed with SOYINK  Printed on recycled paper                  xx-xx-xx (codes)


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                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1999

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-231-8568

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Tax-Exempt California Money Market Fund (the "Fund") dated February 1, 1999. The prospectus may be obtained without charge from the Fund.


                                TABLE OF CONTENTS

MUNICIPAL SECURITIES.......................................................2
INVESTMENT RESTRICTIONS....................................................5
INVESTMENT MANAGER AND SHAREHOLDER SERVICES................................6
PORTFOLIO TRANSACTIONS....................................................11
PURCHASE AND REDEMPTION OF SHARES.........................................12
DIVIDENDS, NET ASSET VALUE AND TAXES......................................13
PERFORMANCE...............................................................15
OFFICERS AND TRUSTEES.....................................................19
SPECIAL FEATURES..........................................................21
SHAREHOLDER RIGHTS........................................................22
APPENDIX -- RATINGS OF INVESTMENTS........................................24


The financial statements appearing in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference. The Fund's Annual Report to Shareholders accompanies this Statement of Additional Information.


TEC-13 2/98      Printed on recycled paper

 MUNICIPAL SECURITIES


The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.

The Fund may purchase securities which provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Fund's investment manager revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Fund's policy is to enter into Standby Commitments only with issuers, banks or dealers which are determined by the Fund's investment manager to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. For purposes of valuing the Fund's securities at amortized cost, the maturity of Municipal Securities will not be considered shortened by any Standby Commitment to which such security is subject.

The Fund may invest in certain Municipal Securities having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuations in values of the instruments ("Variable Rate Notes"). The interest rate on Variable Rate Notes ordinarily is determined by reference to or is a percentage of a bank's prime rate, the 90 day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, or some similar objective standard. Generally, the changes in the interest rate on Variable Rate Notes reduce the fluctuation in the market value of such notes. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Variable Rate Loan Participations are similar to Variable Rate Notes except they are made available through a commercial bank which arranges the tax-exempt loan. Variable Rate Notes and Variable Rate Loan Participations typically are bought and sold among institutional investors. The Fund currently intends to invest a substantial portion of its assets in Variable Rate Notes and Variable Rate Loan Participations. Variable Rate Demand Notes have a demand feature which entitles the purchaser to resell the securities at par value. The rate of return on Variable Rate Demand Notes also varies according to some objective standard, such as an index of short-term tax-exempt rates. Variable rate instruments with a demand feature enable the Fund to purchase instruments with a stated maturity in excess of one year. The Fund determines the maturity of variable rate instruments in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. The Fund's investment manager anticipates that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to



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maturity to the issuer or a third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Fund may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them purchased on the date when it commits itself to the purchase.

A security purchased on a when-issued basis, like all securities held in the Fund's portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and depreciate in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the net asset value of the Fund's shares will vary from $1.00 per share, since the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction. See "Net Asset Value."

The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of securities may result in the realization of gains that are not exempt from federal or State of California income tax.

Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, and the size, maturity and rating of the particular offering. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields.

In seeking to achieve its investment objective, the Fund may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Fund's investment manager. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.


Municipal Securities that the Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.




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Examples of Municipal Securities which are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Fund may purchase other Municipal Securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which litigation ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

The following information as to certain California risk factors is given to investors because the Fund concentrates its investments in California state and local municipal securities. Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of California issuers.

In recent years, California voters have approved a number of changes to the State constitution that have limited the ability of State and local issuers to raise revenues and adjust appropriations.

In 1978, California voters approved Proposition 13 which added Article XIII A to the California Constitution. Article XIII A changed the definition of assessed property value and placed restrictions on a taxing entity's ability to increase real property taxes. In 1979, voters also approved Proposition 4, the so-called Gann Initiative, which added Article XIII B to the California Constitution. The purpose of Article XIII B was to limit the annual appropriations of the State and any local government unit to the level of appropriations for the prior year, as adjusted for changes in cost of living, population and services required.
Article XIII B also specified that debt service obligations incurred prior to January 1, 1979 were excluded from the appropriations limits.

In the general elections of 1986, 1988, 1990 and 1996, California voters approved various measures that amended Article XIII A and XIII B. Propositions 58 and 60 clarified the definitions of "purchased property" and "change of ownership" found in Article XIII A and added Article XIII C and XIII D to the state constitution. Propositions 58 and 60 clarified the definitions of "purchased property" and "change of ownership" found in Article XIII A. Proposition 98, in addition to guaranteeing a percent of State funding for public schools, modified Article XIII B to permit excess State revenues to be transferred to public schools and community colleges rather than returned to taxpayers. Proposition 111 amended Article XIII B to ease restrictions on certain expenditure categories in calculating the annual appropriation ceiling.
Article XIII C and XIII D place additional requirements on revenue raising abilities of local government units. Finally, on November 5, 1996, California voters approved Proposition 218, called the "Right to Vote on Taxes Act." This constitutional amendment restricts local governments' ability to raise or extend taxes without voter consent, places restrictions on the ability to charge certain fees and assessments, and makes it easier for voters to use the initiative process to reduce or repeal existing taxes.

Future voter initiatives, if proposed and adopted, could further modify Articles XIII A, XIII B, XIII C and XIII D and place increased pressures on the ability of State and local entities to raise revenue and increase appropriations.


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

California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services. Total State gross domestic product of about $1.0 trillion in 1996 was larger than all but six nations in the world.

After suffering a severe recession in the early 1990s, California's economy has experienced a steady recovery since 1994. This expansion has helped create a larger number of jobs that now exceed the number lost during the recession. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism. Current employment and personal income growth rates exceed the national average. A recent economic forecast by the UCLA Business Forecasting Project predicts that California's employment growth rate will continue to outpace the nation through the year 2000.

The strengthening economy has had a generally positive impact on State finances. The State has achieved five consecutive years of operating surplus. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrants on April 25, 1996, and restore the State to a normal cash flow borrowing cycle. The State's estimated ending General Fund balance for FY96-97 is $859 million (modified accrual basis).

California's economic and financial improvement prompted the three major rating agencies to raise the State's general obligation bond rating in 1996. In October 1997, Fitch Investors Service raised the State's rating to AA-. The current ratings are A1/A+/A-.

Recent State budgets have included large cuts in local government transfer payments. These reductions may cause deterioration in local issuer financial performance and result in reduced bond ratings for some local government issuers.

On December 6, 1994, Orange County, California filed for bankruptcy protection under Chapter 9 of the United States Bankruptcy Code. A Plan of Adjustment was confirmed and successfully implemented in June 1996.

INVESTMENT RESTRICTIONS


The Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (a) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or
(b) more than 50% of the Fund's shares.

The Fund has elected to be classified as a diversified series of an open-end investment company, but will not be subject to additional requirements that are more restrictive than the 1940 Act.

In addition, as a matter of fundamental policy, the Fund may not:

1. With respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations of, or guranteed by, the United States Government, its agencies or instrumentalities), except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

2. Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted of modified by regulatory authority having jurisdiction from time to time, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

5. Engage in the business of underwriting securities issued by others, except to the extent that a fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

6. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.



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7.   Purchase physical commodities or contracts relating to physical commodities.

8. Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-fundamental policies may be changed by the Trustees of the Fund and without shareholder approval. As a matter of non-fundamental policy, the Fund does not currently intend to:

9. Purchase securities or make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund..

10. Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

11. Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer, and together own more than 5% of the securities of such issuer.

12. Pledge, mortgage or hypothecate assets in an amount exceeding 10% of the Fund's assets, except in order to secure borrowings.

13. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

14. Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

15. Invest for the purpose of exercising control or management of another issuer.

16. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

17. Invest more than 5% of its total assets in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation

18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund may invest more than 25% of its total assets in industrial development bonds. The Fund did not borrow money as permitted by investment restriction number 7 during its latest fiscal year, and it has no present intention of borrowing during the current year.


INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

The investment objective of the Fund is maximum current income that is exempt from federal and State of California income taxes to the extent consistent with stability of capital. The Fund pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality municipal obligations, the income from which is exempt from federal and State of California income taxes. The Fund is a money market mutual fund that has been designed to provide investors with professional management of short-term investment dollars. The Fund pools individual and institutional investors' money which it uses to buy tax-exempt money market instruments. Because the Fund combines its shareholders' money, it can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields. The Fund is managed by investment professionals who analyze market trends to take advantage of changing conditions. Its investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Because of their short maturities, liquidity and high quality, money market



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instruments, such as those in which the Fund invests, are generally considered to be among the safest available. There can be no assurance that the Fund will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Under normal market conditions, the Fund attempts to invest 100%, and will invest at least 80%, of its total assets in tax-exempt debt obligations issued by or on behalf of the State of California and other states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Securities") and will invest at least 65% of its total assets in tax-exempt obligations of the State of California and its political subdivisions ("California Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Fund does not consider "private activity" bonds as described in "Dividends, Net Asset Value and Taxes" as Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become non-fundamental. Dividends to the extent of interest income received on California Municipal Securities will be exempt from both federal and State of California income tax provided at least 50% of the Fund's total assets are invested in California Municipal Securities. Such dividend income may be subject to local taxes. See "Dividends, Net Asset Value and Taxes." The Fund's assets will consist of Municipal Securities, temporary investments, as described below, and cash.

The Fund will invest only in Municipal Securities that at the time of purchase:
(a) are rated within the two highest ratings of municipal securities (Aaa or Aa) assigned by Moody's Investors Service, Inc. ("Moody's") or (AAA or AA) assigned by Standard & Poor's Corporation ("S&P"); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities; (d) have at the time of purchase Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term municipal securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined by the investment manager to be at least equal in quality to one or more of the above ratings. In addition, the Fund limits its investment to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See "Net Asset Value."

Except as otherwise indicated, the investment objective of the Fund and the investment policies set forth in the three preceding paragraphs are not fundamental and may be changed without the affirmative vote of a majority of the outstanding shares of the Fund, as defined below.

From time to time, a significant portion of the Fund's securities is supported by credit and liquidity enhancements from third party banks and other financial institutions, and as a result, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, the Fund may invest in taxable "temporary investments" that include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the two highest grades by Moody's or S&P; commercial paper rated in the two highest grades by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Under a repurchase agreement the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. Government, its agencies or instrumentalities. Maturity of the securities subject to repurchase may exceed one year. Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Fund is permitted to invest in taxable securities, it is the Fund's primary intention to generate income dividends that are not subject to federal or State of California income taxes. See "Dividends, Net Asset Value and Taxes."

The Fund may also engage in "reverse repurchase agreements," that are repurchase agreements in which the Fund, as the seller of securities, agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements will only be used by the Fund to raise cash on a temporary basis to meet redemptions when it would like to retain the Municipal Securities in its portfolio and it expects to be able to repurchase them in a short time with funds from maturing investments and from net sales of Fund shares. Use of reverse repurchase agreements, because of the lower transaction costs involved, is often preferable to a regular sale and later repurchase of the securities.

The Fund may borrow money, including through reverse repurchase agreements, for temporary purposes, but not for the purpose of purchase of investments, in an amount up to one-third of the value of the Fund's total assets and may pledge up to 10% of the Fund's net assets to secure borrowings. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Fund's total assets valued at the time of the transaction would be invested in such securities. Up to 25% of the total assets of the Fund may be invested at any time in debt obligations of a single issuer or of issuers in a single industry, although the Fund may invest without limitation in Municipal Securities the income on which may be derived from projects of a single type.

The Fund must meet the diversification requirements of Rule 2a-7 under the 1940 Act. Rule 2a-7 provides that a single state money fund shall not, as to 75% of its assets, invest more than 5% of its assets in the securities of an individual issuer, provided that the fund may not invest more than 5% of its assets in the securities of an individual issuer unless the securities are First Tier Securities (as defined in Rule 2a-7). This allows the Fund, as to 25% of its assets, to invest more than 5% of its assets in the securities of an individual issuer. Since the Fund is concentrated in securities issued by the state of California or entities within the state and may invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be subject to more risk than an investment in other types of money market funds.

The Fund has adopted certain fundamental investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangements for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


INVESTMENT MANAGER AND SHAREHOLDER SERVICES


Investment Manager. Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), 345 Park Avenue, New York, New York, is the Fund's investment manager. Scudder Kemper is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. The balance of the Adviser is owned by its officers and employees. Pursuant to an investment management agreement, Scudder Kemper acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund pays the expenses of its operations, including the fees and expenses of independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, costs of calculating net asset value and maintaining all accounting records thereto, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.


The investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority vote of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, cast in person at a meeting called for such purpose, and by the shareholders or the Board of Trustees. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares, and will terminate automatically upon assignment.


At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former investment manager to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.




Because the transaction between Scudder and Zurich resulted in the assignment of the Fund's investment management agreement with ZKI, the agreement was deemed to be automatically terminated upon consummation of the transaction. In anticipation of the transaction, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and shareholders. The new investment management agreement was effective as of December 31, 1997 and will be in effect for an initial term ending on the same date as would the previous investment management agreement with ZKI.

The Fund's investment management agreement is on substantially similar terms as the investment management agreement terminated by the transaction, except that Scudder Kemper is the new investment adviser to the Fund.

For the services and facilities furnished, the Fund pays a monthly investment management fee on a graduated basis of 1/12 of the following annual fee: .22% of the first $500 million of average daily net assets, .20% of the next $500 million, .175% of the next $1 billion, .16% of the next $1 billion and .15% of average daily net assets over $3 billion. Pursuant to the investment management agreement, the Fund paid ZKI, the former investment manager, fees of $127,000, $232,000 and $217,000 for the fiscal years ended September 30, 1997, 1996 and 1995, respectively.


Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records related hereto. Currently, SFAC receives no fee for its services to the Fund, however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Distributor. Pursuant to a distribution services agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, serves as distributor, administrator and principal underwriter to the Fund to provide information and services for existing and potential shareholders. The distribution agreement provides that KDI shall act as agent for the Fund in the sale of its shares and shall appoint various firms to provide a cash management service for their customers or clients through the Fund. The firms are to provide such office space and equipment, telephone facilities, personnel and sales literature distribution as is necessary or appropriate for providing information and services to the firms' clients and prospective clients. The Fund has adopted a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940 (the "12b-1 Plan). The rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Fund pays for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI pays for supplementary sales literature and advertising. For its services as distributor, and pursuant to the 12b-1 Plan, the Fund pays KDI an annual distribution services fee, payable monthly, of .33% of average daily net assets of the Fund. The distribution agreement and the 12b-1 Plan continue in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of the Fund and who have no direct or indirect financial interest in the agreement or in any agreement related thereto. The distribution agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by KDI upon 60 days' written notice. Termination by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a majority vote of the outstanding shares. The fee payable pursuant to the 12b-1 Plan may not be increased without shareholder approval and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plan. If additional Portfolios are authorized by the Board of Trustees, the provisions concerning the continuation, amendment and termination of the distribution services agreement and the 12b-1 Plan will be on a Portfolio by Portfolio basis.


KDI has related administration services and selling group agreements with various broker-dealer firms to provide cash management and other services for the Fund shareholders. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account balances, answering routine inquiries regarding the Fund, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. KDI also has services agreements with banking firms to provide the above listed services, except for certain distribution services which the banks may be prohibited from providing, for their clients who wish to invest in the Fund. KDI also may provide some of the above services for the Fund. KDI normally pays the firms at an annual rate ranging from .15% to .33% of average net assets of those accounts that they maintain and service. KDI may elect to keep a portion of the total administration fee to compensate itself for functions performed for the Fund or to pay for sales materials or other promotional activities.




                                 [To Be Updated]

For the fiscal year ended September 30, 1998, the Fund incurred distribution fees of $_____. Of such amount, KDI remitted $_____ to various firms pursuant to the related services agreements. For the fiscal year ended September 30, 1998, KDI incurred underwriting, distribution and administrative expenses in the approximate amounts noted: service fees to firms $_____; advertising and literature $__; and marketing and sales expenses ; for a total of $_____. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense; however, KDI has made no attempt to differentiate between expenses that are overhead and those that are not.

Certain trustees or officers of the Fund are also directors or officers of the Adviser and KDI as indicated under "Officers and Trustees."

                                 [To Be Updated]

Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC is the transfer agent of the Fund (see "Purchase of Shares" in the prospectus). Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of the Adviser, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agents. IFTC receives, as transfer agent, and pays to KSvC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement. For the fiscal year ended September 30, 1998, IFTC remitted fees in the amount of $_____ to KSvC as Shareholder Service Agent.

Independent Auditors and Reports to Shareholders. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the Fund's investment objective in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. These transactions may increase or decrease the yield of the Fund depending upon management's ability to correctly time and execute such transactions. Since the Fund's assets will be invested in short-term Municipal Securities, its portfolio will turn over several times a year. However, since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's turnover rate for reporting purposes will be zero.




The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.





When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of a Fund managed by the Adviser.

To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc., ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.


The Trustees for the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases and none have been paid during the Fund's last three fiscal years. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

PURCHASE AND REDEMPTION OF SHARES


Fund shares are sold at their net asset value next determined after an order and payment are received in the form described in the Fund's prospectus. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or Kemperthe Adviser and its affiliates. An investor wishing to open an account should use the Account Information Form available from the Fund or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Fund's Shareholder Service Agent (see "Purchase of Shares" in the prospectus) of a request for redemption in proper form, shares will be redeemed by the Fund at the applicable net asset value as described in the Fund's prospectus. A shareholder may elect to use either the regular or expedited redemption procedures.


The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for protection of the Fund's shareholders.

Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will pay the redemption price in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.


Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 11:00 a.m. Chicago time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

Expedited Redemptions by Draft. Upon request, shareholders will be provided with drafts to be drawn on the Fund ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Information Form which is available from the Fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Fund. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Fund.

Unless one signer is authorized on the Account Information Form, Redemption Checks must be signed by all account owners. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Fund reserves the right to terminate or modify this privilege at any time.

The Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested. Firms may charge different service fees.


DIVIDENDS, NET ASSET VALUE AND TAXES

Dividends. Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund normally on the fifteenth day of each month, if a business day, otherwise on the next business day. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another Kemper Fund offering this privilege at the net asset value of such other fund. See "Special Features --Exchange Privilege" for a list of such other Kemper Funds. To use this privilege of investing Fund dividends in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in this Fund.

The Fund calculates its dividends based on its daily net investment income. For this purpose, net investment income consists of (a) accrued interest income plus or minus amortized original issue discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses. Expenses of the Fund are accrued each day. Since the Fund's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value so computed deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above.


Net Asset Value. Fund shares are sold at their net asset value next determined after an order and payment are received in the form described under "Purchase of Shares." The net asset value of a Fund share is calculated by dividing the total assets of the Fund less its liabilities by the total number of shares outstanding. The net asset value per share of the Fund is determined on each day the New York Stock Exchange is open for trading, at 11:00 a.m., 3:00 p.m. and 8:00 p.m. Chicago time, and on each other day on which there is a sufficient degree of trading in the Fund's investments that its net asset value might be affected, except that the net asset value will not be computed on a day on which no orders to purchase shares were received and no shares were tendered for redemption. Orders received by dealers or other financial services firms prior to the 8:00 p.m. determination of net asset value for the Fund and received by Kemper Distributors, Inc. ("KDI"), the primary administrator, distributor and principal underwriter for the Funds, prior to the close of its business day can be confirmed at the 8:00 p.m. determination of net assets value for that day. Such transactions are settled by payment of Federal Funds in accordance with procedures established by KDI. The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market-based values. Market-based valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market-based values and the Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund's net asset value per share (computed using market-based values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's net asset value per share (computed using market-based values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


Taxes. Interest on indebtedness that is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Fund or are "related persons" to such users; such persons should consult their tax advisers before investing in the Fund.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12 percent of the excess of such corporation's "modified alternative minimum taxable income" over $2 million. A portion of tax-exempt interest, including exempt-interest dividends from the Fund, may be includible in modified alternative minimum taxable income. Corporate shareholders are advised to consult with their tax advisers with respect to the consequences of the Superfund Act.

To the extent that dividends are derived from earnings on California state and local government issues, such dividends will be exempt from California income taxes provided the Fund has complied with the requirement that at least 50% of its assets at the close of each quarter in the taxable year be invested in Municipal Securities of California state and local issuers.

Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Fund are to be treated as interest on private activity bonds in proportion to the interest the Fund receives from private activity bonds, reduced by allowable deductions. For the 1997 calendar year, 3% of the net interest income of the Fund was derived from "private activity bonds."

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Fund.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Fund, and 50% of Social Security benefits. Individuals are advised to consult their tax advisers with respect to the taxation of Social Security benefits.

Dividends to the extent of interest income received on California state and local government issues, will be exempt from State of California income taxes provided at least 50% of the Fund's total assets are invested in such issues at the close of each quarter in the taxable year. The tax exemption for federal and California income tax purposes of dividends from the Fund does not necessarily result in exemptions under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income, and shareholders of the Fund are advised to consult their own tax advisers in that regard and as to the status of their accounts under state and local tax laws.

The Fund is required by law to withhold 31% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.


PERFORMANCE


                                 [To Be Updated]


As reflected in the prospectus, the historical performance calculation for the Fund may be shown in the form of "yield," "effective yield," and "tax-equivalent yield." These various measures of performance are described below.


The Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized original issue discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. For the seven-day period ended September 30, 1998, the Fund's yield was ___%.

The Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return
+1)[LI-3]365/7[LI+3]-1. For the seven-day period ended September 30, 1998, the Fund's effective yield was 3.22%.


The tax-equivalent yield of the Fund is computed by dividing that portion of the Fund's yield (computed as described above) which is tax-exempt by (one minus the stated combined State of California and federal income tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax- exempt. Based upon an assumed combined State of California and federal income tax rate of 42.9% and the Fund's yield as computed as described above for the seven day period ended September 30, 1998, the Fund's tax-equivalent yield was ____%. Based upon an assumed federal income tax rate of 37.1% and the Fund's yield computed as described above for the seven-day period ended September 30, 1998, the Fund's tax-equivalent yield was ___%. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below.


The Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Fund is held, but also on such matters as Fund expenses.

Investors have an extensive choice of money market funds and money market deposit accounts and the information below may be useful to investors who wish to compare the past performance of the Fund with that of its competitors. Past performance is not a guarantee of future results.

As indicated in the prospectus (see "Performance"), the Fund's performance may be compared to that of other mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Fund's performance also may be compared to other money market funds as reported by IBC Financial Data, Inc.'s ("IBC") or Money Market Insight(R) reporting services on money market funds. As reported by IBC, all investment results represent yield (annualized results for the period net of management fees and other expenses) and one-year investment results are effective annual yields assuming reinvestment of dividends.

The following investment comparisons are based upon information reported by Lipper and IBC. In the comparison of the Fund's performance versus IBC average yield for All Taxable Money Market Funds and Lipper performance of Money Market Instrument Funds, the performance of the Fund has been adjusted on a taxable equivalent basis assuming a combined California and federal tax rate of 42.9% (see "Tax-Exempt versus Taxable Yield" below for more information concerning taxable equivalent performance).


                                 [To Be Updated]

IBC                                                              Lipper Analytical Services, Inc.
                                                 IBC Average                                                       Lipper
                               Tax-Exempt           Yield                                      Tax-Exempt      California Tax-
                               California         California                                   California       Exempt Money
                                 Money           Tax-Free Money                                   Money         Market Funds
Period                        Market Fund        Market Funds           Period                 Market Fund        Average
------                        -----------        ------------           ------                 -----------        -------
7 Days Ended 9/29/98             3.15%                %          1 Month Ended 9/30/98              %                 %
1 Month Ended 9/30/98            2.91                           11 Months Ended 9/30/98
1 Year Ended 9/30/98             2.91                            1 Year Ended 9/30/98

                               Tax-Exempt                                                      Tax-Exempt
                               California                                                      California        Lipper Money
                              Money Market      IBC Average                                   Money Market          Market
                              Fund Taxable       Yield All                                    Fund Taxable        Instrument
                               Equivalent      Taxable Money                                   Equivalent            Funds
Period                           Basis*         Market Funds            Period                   Basis*             Average
------                           ------         ------------            ------                   ------             -------
7 Days Ended 9/29/98             5.42%                %          1 Month Ended 9/30/98              %                 %
1 Month Ended 9/30/98            5.10                                          9/30/98
1 Year Ended 9/30/98             5.10                            1 Year Ended 9/30/98

*     Source: Scudder Kemper Investments, Inc. (not reported in IBC or Lipper).

The Fund's performance also may be compared on an after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts or interest bearing checking accounts as reported in the BANK

RATE MONITOR National Index(TM) of 100 leading bank and thrift institutions as published by the BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408. The rates published by the BANK RATE MONITOR National Index(TM) are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts share some liquidity features with money market mutual fund accounts but they may not offer all the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but share some liquidity features with money market mutual fund accounts (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity normally will be subject to a penalty. In contrast, shares of the Fund are redeemable at the net asset value (normally $1.00 per share) next determined after a request is received, without charge.

Investors also may want to compare the Fund's performance on an after-tax basis to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments generally will fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the value of obligations with shorter maturities will fluctuate less than those with longer maturities. The Fund's yield will fluctuate. Also, while the Fund seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so.

Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

The Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.

Tax-Exempt versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Fund may generate. Both tables are based upon current law as to the 1998 Federal and 1997 State tax rate schedules.


                                 [To Be Updated]


Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Under $124,500

                                               Your Marginal
                 Taxable Income              Federal Tax Rate                            A Tax-Exempt Yield of:
                                             ----------------
                                                                    4%        5%           6%           7%           8%         9%

        Single                    Joint                                           Is Equivalent to a Taxable Yield of:
        ------                    -----                                           ------------------------------------
$25,350-$61,400         $42,350-$102,300         28.0%             5.56      6.94         8.33          9.72        11.11      12.50
Over    $61,400         Over    $102,300         31.0              5.80      7.25         8.70         10.14        11.59      13.04

                                                 Combined                                A Tax-Exempt Yield of:
                                              California and        4%        5%           6%           7%           8%         9%
                 Taxable Income              Federal Tax Rate
                                             ----------------

        Single                    Joint                                           Is Equivalent to a Taxable Yield of:
        ------                    -----                                           ------------------------------------
$25,350-$26,045         $42,350- $52,090          32.3%            5.91      7.39         8.86         10.34        11.82      13.29
$26,045-$32,916         $52,090- $65,832          33.8             6.04      7.55         9.06         10.57        12.08      13.60
$32,916-$61,400         $65,832-$102,300          34.7             6.13      7.66         9.19         10.72        12.25      13.78
Over    $61,400         Over    $102,300          37.4             6.39      7.99         9.58         11.18        12.78      14.38

Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Over $124,500

                                               Your Marginal
                 Taxable Income              Federal Tax Rate                            A Tax-Exempt Yield of:
                                             ----------------
                                                                    4%        5%           6%           7%           8%         9%

        Single                    Joint                                           Is Equivalent to a Taxable Yield of:
        ------                    -----                                           ------------------------------------
$  61,400-$128,100      $102,300-$155,950         31.9%            5.87      7.34         8.81         10.28        11.75      13.22
$128,100- $278,450      $155,950-$278,450         37.1             6.36      7.95         9.54         11.13        12.72      14.31
Over      $278,450      Over     $278,450         40.8             6.76      8.45        10.14         11.82        13.51      15.20

                                                 Combined
                                              California and
                 Taxable Income              Federal Tax Rate                            A Tax-Exempt Yield of:
                                             ----------------       4%        5%           6%           7%           8%         9%

        Single                    Joint                                           Is Equivalent to a Taxable Yield of:
        ------                    -----                                           ------------------------------------
$  61,400-$128,100      $102,300-$155,950         38.2             6.47      8.09         9.71         11.33        12.94      14.56
$ 128,100-$278,450      $155,950-$278,450         42.9             7.01      8.76        10.51         12.26        14.01      15.76
Over      $278,450      Over     $278,450         46.3             7.59      9.49        11.39         13.28        15.18      17.08

* This table assumes a decrease of $3.00 of itemized deductions for each $100 of adjusted gross income over $124,500. For a married couple with adjusted gross income between $186,800 and $309,300 (single between $124,500 and $247,000), add 0.7% to the above Marginal Federal Tax Rate for each personal and dependency exemption. The taxable equivalent yield is the tax-exempt yield divided by: 100% minus the adjusted tax rate. For example, if the table tax rate is 37.1% and you are married with no dependents, the adjusted tax rate is 38.5% (37.1% + 0.7% + 0.7%). For a tax-exempt yield of 6%, the taxable equivalent yield is about 9.8% (6% / (100%-38.5%)).

OFFICERS AND TRUSTEES


The officers and trustees of the Fund, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI are listed below. All persons named as trustees also serve in similar capacities for other funds advised by the Adviser.


DAVID W. BELIN (6/20/28), Trustee, 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Lamson McCormick Zumbach Flynn, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee, 7515 Pelican Bay Boulevard, Naples, Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).


ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); prior thereto, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).


DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College, Maryland; prior thereto, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner of Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.


DANIEL PIERCE (3/18/34), Trustee, 345 Park Avenue, New York, New York; Chairman of the Board and Managing Director, Adviser; Director, Fiduciary Trust Company and Fiduciary Company Incorporated.


WILLIAM P. SOMMERS (7/22/33), Trustee, 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm) (retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.


EDMOND D. VILLANI (3/4/47), President and Trustee*, 345 Park Avenue, New York, New York; President, Chief Executive Officer and Managing Director, Adviser.

MARK S. CASADY (9/21/60), President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

JERALD K. HARTMAN (3/1/33), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during

1997; prior thereto, President of Client Management Services for an unaffiliated investment management firm from 1991 to 1996.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Adviser.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

PHILIP J. COLLORA (11/15/45), Vice President, Treasurer and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, Adviser.

JOHN R. HEBBLE (6/27/58), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Adviser.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Adviser.

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Adviser.

ROBERT C. PECK, JR. (10/1/46), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.


ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, (30), 222 South Riverside Plaza, Chicago, Illinois; Scudder Kemper; and Vice President and Director of State Registrations, KDI.

*    Interested persons as defined in the Investment Company Act of 1940.


The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Fund's 1998 fiscal year except that the information in the last column is for calendar year 1997.

                                 [To Be Updated]


                       Aggregate Compensation       Total Compensation Kemper
Name of Trustee               From Fund              Funds Paid to Trustees**
---------------               ---------              ----------------------


David W. Belin*
Lewis A. Burnham
Donald L. Dunaway*
Robert B. Hoffman
Donald R. Jones
Shirley D. Peterson
William P. Sommers

* Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Kemper Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees and interest accrued for latest and prior fiscal years for this Fund are $_____ for Mr. Belin and $_____ for Mr. Dunaway.

** Includes compensation for services as trustee on 25 fund boards with 41 portfolios. Each trustee currently serves as a trustee of 26 Kemper Funds and 46 fund portfolios. Total compensation does not reflect amounts paid by Scudder Kemper to the trustees for meeting regarding the combination of Scudder and ZKI. Such amounts totaled $_____, $_____, $_____, $_____, $_____, $_____ and $_____ for Messrs. _____, _____, _____, _____, _____,
     _____and _____, respectively.

                                 [To Be Updated]

As of January 15, 1999, the trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund, and no person owned of record 5% or more of the outstanding shares of the Fund.


SPECIAL FEATURES


Exchange Privilege. Subject to the limitations described below, Class A shares (or the equivalent) of the following Kemper Mutual Funds may be exchanged for each other at their relative net asset values: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Horizon Fund, Kemper Quantitative Equity Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Securities Trust and Kemper Equity Trust ("Kemper Mutual Funds") and certain "Money Market Funds" (Zurich Money Funds, Zurich Yieldwise Money Fund, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust). Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. In addition, shares of a Kemper Mutual Fund in excess of $1,000,000 (except Zurich Yieldwise Money Fund and Kemper Cash Reserves Fund), acquired by exchange from another Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI with respect to such funds. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in expediting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or KDI. Exchanges also may be authorized by telephone if the account holder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568, subject to the limitations on liability described under "Redemption of Shares" in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulation, 60 days' prior written notice of any termination or material change will be provided.


Systematic Exchange Privilege. The owner of $1,000 or more of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of another such Kemper Fund. Shareholders interested in the systematic exchange privilege may obtain the appropriate forms and prospectuses of the other funds from firms or the Shareholder Service Agent. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege", except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

Systematic Withdrawal Program. The owner of $5,000 or more of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment approximately the first of the month. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The right is reserved to amend the systematic withdrawal program on thirty days notice. The program may be terminated at any time by the shareholder or the Fund. Firms provide varying arrangements for their clients to redeem Fund shares on a periodic basis. Such firms may independently establish minimums for such services.

Electronic Funds Transfer Programs. For your convenience, the Fund has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Fund for these ACH transactions. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to rely upon telephone instructions from any person to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your Fund account, subject to the limitations on liability under "Redemption of Shares" in the prospectus. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Fund. Shareholders should contact the Kemper Service Company at 1-800-621-1048 or the firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Fund.

SHAREHOLDER RIGHTS


The Fund is an open-end diversified management investment company, organized as a business trust under the laws of Massachusetts on February 25, 1987. The Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value. While only shares of a single Portfolio are presently being offered, the Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund may offer multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees.


The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund (or any Portfolio) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

APPENDIX -- RATINGS OF INVESTMENTS

The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Securities are Aaa and Aa. Municipal Securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Securities which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated Municipal Securities. The Aaa and Aa rated Municipal Securities comprise what are generally known as "high grade."

The two highest ratings of Standard & Poor's Corporation ("S&P") for Municipal Securities are AAA (Prime) and AA (High Grade). Municipal Securities rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues."

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

An S&P municipal and corporate commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. The designation A-1 indicates that the degree of safety regarding timely payment is very strong. The designation A-2 indicates the capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA or AA by S&P or Aaa or Aa by Moody's. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degree." The Moody's corporate debt ratings of Aaa and Aa do not differ materially from those set forth above for Municipal Securities.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's. Among the factors considered by them in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

After its purchase by the Fund, an issue of Municipal Securities or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but the Fund's investment adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P or Moody's for Municipal Securities or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities or temporary investments in accordance with the investment policies contained herein.

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------
                    (a)              Articles of Incorporation/Declaration of Trust*
                    (b)              By-laws*
                    (c)              Text of Share Certificate*
                   (d)(1)            Investment Management Agreement dated December 31, 1997
                   (d)(2)            Investment Management Agreement dated September 8, 1998
                  (e)(1)(a)          Administration, Shareholder Services and Distribution Agreement dated
                                     December 31, 1997
                  (e)(1)(b)          Administration, Shareholder Services and Distribution Agreement dated
                                     September 7, 1998
                    (f)              Inapplicable
                    (g)              Custody Agreement*
                 (h)(1)(a)           Agency Agreement*
                 (h)(1)(b)           Supplement to Agency Agreement**
                   (h)(2)            Fund Accounting Services Agreement dated December 31, 1997
                    (i)              Inapplicable
                    (j)              Report and Consent of Auditors to be filed by amendment
                    (k)              Inapplicable
                    (l)              Inapplicable
                    (m)              Amended and Restated Rule 12b-1 Plan dated August 1, 1998
                    (n)              Financial Data Schedule to be filed by amendment
                    (o)              Inapplicable

*Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed on
January 2, 1996.

**Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on
January 2, 1997.


Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer,

                                Part C - Page 1
or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member, Group Executive Board, Zurich Financial Services, Inc. ##
                           Chairman, Zurich-American Insurance Compan o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO and Member, Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**

                                Part C - Page 2


                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director and Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg


         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C.
                  Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman,
                  British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland




Item 27.          Principal Underwriters.
--------          -----------------------


                                Part C - Page 3

         (a)

         Kemper  Distributors,  Inc.  acts  as   principal  underwriter  of  the
         Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------
         James L. Greenawalt               President

         Thomas W. Littauer                Director, Chief Executive Officer

         Kathryn L. Quirk                  Director, Secretary, Chief Legal
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Vice
                                           President

         Linda J. Wondrack                 Vice President and Chief Compliance
                                           Officer

         Paula Gaccione                    Vice President

         Michael E. Harrington             Vice President

         Robert A. Rudell                  Vice President

         William M. Thomas                 Vice President

         Elizabeth C. Werth                Vice President

         Todd N. Gierke                    Assistant Treasurer

         Philip J. Collora                 Assistant Secretary

         Paul J. Elmlinger                 Assistant Secretary

         Diane E. Ratekin                  Assistant Secretary

         Daniel Pierce                     Director, Chairman

         Mark S. Casady                    Director, Vice Chairman

         Stephen R. Beckwith               Director

         (c)      Not applicable

                                Part C - Page 4

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                Part C - Page 5

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 27th day of November, 1998.

                                           TAX-EXEMPT CALIFORNIA MONEY
                                              MARKET FUND

                                           By  /s/Mark S. Casady
                                               -----------------
                                               Mark S. Casady, President


         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on November 27, 1998 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/Daniel Pierce                                                                         November 27, 1998
--------------------------------------
Daniel Pierce*                              Chairman and Trustee

/s/David W. Belin                                                                        November 27, 1998
--------------------------------------
David W. Belin*                             Trustee


/s/Lewis A. Burnham                                                                      November 27, 1998
--------------------------------------
Lewis A. Burnham*                           Trustee


/s/Donald L. Dunaway                                                                     November 27, 1998
--------------------------------------
Donald L. Dunaway*                          Trustee


/s/Robert B. Hoffman                                                                     November 27, 1998
--------------------------------------
Robert B. Hoffman*                          Trustee


/s/Donald R. Jones                                                                       November 27, 1998
--------------------------------------
Donald R. Jones*                            Trustee


/s/ Shirley D. Peterson                                                                  November 27, 1998
--------------------------------------
Shirley D. Peterson*                        Trustee


/s/ William P. Sommers                                                                   November 27, 1998
--------------------------------------
William P. Sommers*                         Trustee







SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/Edmond D. Villani                                                                     November 27, 1998
--------------------------------------
Edmond D. Villani*                          Trustee


/s/John R. Hebble                                                                        November 27, 1998
--------------------------------------
John R. Hebble                              Treasurer (Principal Financial and
                                            Accounting Officer)


*By:     /s/Philip J. Collora
         --------------------
         Philip J. Collora**

         **  Philip J. Collora signs this document
             pursuant to powers of attorney
             contained in Post-Effective Amendment
             No. 11 to the Registration Statement,
             filed January 27, 1998.

                                                               File No. 33-12938
                                                               File No. 811-5076


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 12
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 13

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                                  EXHIBIT INDEX



                                 Exhibit (d)(1)
                                 Exhibit (d)(2)
                                Exhibit (e)(1)(a)
                                Exhibit (e)(1)(b)
                                 Exhibit (h)(2)
                                   Exhibit (m)